Exhibit 10.2
MBI FINANCIAL, INC.
COMMON STOCK WARRANT
THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.
     This certifies that, for good and valuable consideration, receipt of which is hereby acknowledged, ___, a Texas limited partnership (“Holder”), is entitled to purchase, subject to the terms and conditions of this Warrant, 1,600,000 shares (the “Warrant Shares”) of common stock (the “Common Stock”) of MBI Financial, Inc., a Nevada corporation (“Company”), in accordance with Section 2 during the period commencing as of the date hereof (“Commencement Date”) and ending at 5:00 p.m. CST on a day sixty (60) months from such date (“Expiration Date”), at which time this Warrant will expire and become void unless earlier terminated as provided herein.
1. EXERCISE PRICE. The purchase price for the Warrant Shares shall be $0.40 per share.
2. EXERCISE AND PAYMENT.
     2.1. Manner of Exercise.
            (a) From and after the Commencement Date until the Expiration Date, the Holder of this Warrant may from time to time exercise all or any part of this Warrant, on any Business Day, for all or any part of the number of Warrant Shares purchasable hereunder. In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company a written notice of the Holder’s election to exercise this Warrant (an “Exercise Notice”), which Exercise Notice shall be irrevocable, shall specify the number of Warrant Shares to be purchased and shall be delivered together with this Warrant and (ii) pay to the Company the respective Exercise Price for the Warrant Shares (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the “Exercise Date”). Such Exercise Notice shall be in the form of the subscription form appearing at the end of this Warrant as Annex A, duly executed by the Holder or its duly authorized agent or attorney.
            (b) Upon receipt of such Exercise Notice, Warrant and payment, the Company shall, as promptly as practicable, and in any event within five (5) business days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.
            (c) Payment of the respective Exercise Price for the Warrant Shares shall be made at the option of the Holder by (i) the delivery of immediately available funds, and/or (ii) the Holder’s surrender to the Company of that number of shares of Common Stock having an aggregate fair market value equal to or greater than the respective Exercise Price for all Warrant Shares then being purchased (including those being surrendered), or (iii) any combination thereof, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder.
            (d) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the un-purchased Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical with this Warrant.
     2.2. Payment of Taxes. All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and non-assessable, issued without violation of any preemptive rights and free and clear of all liens and other encumbrances (other than any created by actions of the Holders). The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder and the Company shall reimburse the Holder therefor on an after-tax basis, excluding Holder’s income or capital gains taxes with respect to the transaction.
     2.3. Fractional. The Company shall not be required to issue fractional shares of Common Stock upon exercise of any Warrant. As to any fraction of a share that the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the fair market value of one share of Common Stock on the Exercise Date.
     2.4. Continued Validity and Application. A Holder of Warrant Shares issued upon the exercise of this Warrant, in whole or in part, including any transferee of such Warrant Shares (other than a transferee in whose hands such Warrant Shares no longer constitute Warrant Shares as defined herein), shall continue, with respect to such Shares, to be entitled to all rights and to be subject to all obligations that are applicable to such Holder by the terms of this Warrant.
3. DELIVERY OF STOCK CERTIFICATES. Within a reasonable time after exercise, in whole or in part, of this Warrant, the Company shall issue in the name of and deliver to the Holder, a certificate or certificates for the number of fully paid and non-assessable Warrant Shares which the Holder shall have requested in the Notice of Exercise or Election Notice.
4. NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares of Common stock will be issued upon exercise of this Warrant. If upon any exercise of this Warrant a fraction of a share results, the Company will pay the Holder the consideration provided by Section 2.3 herein.
5. CHARGES, TAXES AND EXPENSES. The Holder shall pay all transfer taxes or other incidental charges, if any, in connection with the transfer of the Warrant Shares purchased pursuant to the exercise of the Warrant hereunder, subject to the Company’s reimbursement obligations set forth in Section 2.2 herein.
6. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant with the same terms and conditions and dated as of such cancellation, in lieu of this Warrant.
7. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding weekday which is not a legal holiday.
8. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:
            (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same.
            (b) STOCK DIVIDEND. If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into Common Stock (“Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate amount so payable immediately before such record date (or on the date of such distribution, if applicable).
            (c) OTHER DISTRIBUTIONS. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), then the Company may, at its option, either (i) decrease the per share Exercise Price of this Warrant by an appropriate amount based upon the value distributed on each share of Common Stock as determined in good faith by the Company’s Board of Directors or (ii) provide by resolution of the Company’s Board of Directors that on exercise of this Warrant, the Holder hereof shall thereafter be entitled to receive, in addition to the shares of Common Stock otherwise receivable on exercise hereof, the number of shares or other securities or property which would have been received had this Warrant at the time been exercised.
            (d) MERGER. If at any time alter the date hereof there shall be a merger, consolidation or other combination of the Company with or into another corporation or entity when the Company is not the surviving corporation, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares or other securities or property of the successor corporation resulting from such merger or consolidation, which would have been received by Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.
            (e) RECLASSIFICATION, ETC. If at any time after the date hereof there shall be a change or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such change or reclassification, which would have been received by Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.
9. NOTICE OF ADJUSTMENTS; NOTICES. Whenever the Exercise Price or number of Warrant Shares purchasable hereunder, or associated rights, shall be adjusted in any manner pursuant to Section 8 hereof, the Company shall execute and deliver to the Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Warrant Shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.
10. RIGHTS AS SHAREHOLDER. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Warrant Shares (except as otherwise specifically provided herein), including (without limitation) the right to vote such shares, receive dividends or other distributions thereon, or be notified of shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Holder of this Warrant, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.
11. RESTRICTED SECURITIES. The Holder understands that this Warrant and the Warrant Shares purchasable hereunder constitute “restricted securities” under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933, as amended (the “1933 Act”) or an applicable exemption from such registration. In this connection, the Holder acknowledges that Rule 144 of the Securities and Exchange Commission (the “SEC”) is not now, and may not in the future be, available for resale of the Warrant and the Warrant Shares purchasable hereunder.
     Unless the Warrant Shares are subsequently registered pursuant to Section 14, the Holder further acknowledges that the securities legend on Exhibit A to the Notice of Exercise attached hereto shall be placed on any Warrant Shares issued to the Holder upon exercise of this Warrant.
     Notwithstanding the foregoing, if at any time the Company proposes to register any of its Common Stock or any other equity securities (or other securities convertible into equity securities) of the Company under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both (other than a registration on Form S-4 or Form S-8 promulgated under the

Securities Act (or any successor forms thereto) or any other form not available for registering the Warrant Shares for sale to the public), as soon as practicable prior to the filing of such registration statement with the SEC, it will give written notice of its intention to effect such registration (each such notice a “Piggyback Notice”) to each Holder. Upon the written request of any Holder, given within ten (10) days after the giving of the Piggyback Notice to all Holders, to register any of its Warrant Shares (which request shall state the number of shares of Warrant Shares to be so registered and the intended method of disposition thereof), the Company will use its commercially reasonable efforts to cause the Warrant Shares, as to which registration shall have been so requested, to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition by such Investor of such Warrant Shares so registered; provided, that nothing herein shall prevent the Company from abandoning or delaying such registration at any time.
12. CERTIFICATION OF INVESTMENT PURPOSE. Unless a current registration statement under the 1933 Act shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder covenants and agrees that, at the time of exercise hereof, it will deliver to the Company a written certification executed by the Holder that the securities acquired by him upon exercise hereof are for the account of such Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.
13. DISPOSITION OF SHARES. Holder hereby agrees not to make any disposition of any Warrant Shares purchased hereunder unless and until:
            (a) Holder shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
            (b) Holder shall have complied with all requirements of this Warrant applicable to the disposition of the Warrant Shares; and
            (c) Holder shall have provided the Company with written assurances, in form and substance satisfactory to legal counsel of the Company, that (i) the proposed disposition does not require registration of the Warrant Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act has been taken.
The Company shall NOT be required (i) to transfer on its books any Warrant Shares which have been sold or transferred in violation of the provisions of this Section 13 or (ii) to treat as the owner of the Warrant Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Warrant Shares have been transferred in contravention of the terms of this Warrant.
14. TRANSFERABILITY.
            (a) GENERAL. This Warrant shall be transferable only on the books of the Company maintained at its principal office in Dallas, Texas or wherever its principal office may then be located, upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver new Warrants to the person entitled thereto.
            (b) LIMITATIONS ON TRANSFER. This Warrant shall not be sold, transferred, assigned or hypothecated by the Holder except to (i) one or more persons, each of whom on the date of transfer is an officer or partner of the Holder; (ii) a general partnership or general partnerships, the general partners of which are the Holder and one or more persons, each of whom on the date of transfer is an officer of the

Holder; (iii) a successor to the Holder in any merger or consolidation; (iv) a purchaser of all or substantially all of the Holder’s assets; (v) any person receiving this Warrant from one or more of the persons listed in this Section 14(b) at such person’s or persons’ death pursuant to will, trust or the laws of intestate succession, or (vi) a transferee approved by the Company pursuant to Section 13 herein. This Warrant may be divided or combined, upon request to the Company by the Holder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares.
15. MISCELLANEOUS.
            (a) CONSTRUCTION. Unless the context indicates otherwise, the term “Holder” shall include any transferee or transferees of this Warrant pursuant to Section 14(b), and the term “Warrant” shall-include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to Sections 8 or 14(b).
            (b) RESTRICTIONS. By receipt of this Warrant, the Holder makes the same representations with respect to the acquisition of this Warrant as the Holder is required to make upon the exercise of this Warrant and acquisition of the Warrant Shares purchasable hereunder as set forth in the Form of Investment Letter attached as Exhibit A to the Notice of Exercise attached hereto.
            (c) NOTICES. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (or one (1) day following timely deposit with a reputable overnight courier with next day delivery instructions), or upon confirmation of receipt by the sender of any notice by facsimile transmission, at the address indicated below or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.
            To Holder:

To: Company:	MBI Financial, Inc.
1845 Woodall Rodgers Freeway, Suite 1225 Dallas, Texas 75201
            (d) GOVERNING LAW. This Warrant shall be governed by and construed under the laws of the State of Texas as applied to agreements among Texas residents entered into and to be performed entirely within Texas.
            (e) ENTIRE AGREEMENT. This Warrant, the exhibits and schedules hereto, and the documents referred to herein, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof
            (f) BINDING EFFECT. This Warrant and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and its successors and assigns, and Holder and its successors, heirs and assigns.
            (g) WAIVER; CONSENT. This Warrant may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Warrant or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto.
            (h) SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and the balance shall be enforceable in accordance with its terms.
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DATED: this ___day of June, 2007.

HOLDER:
By:
Name:
Its:

COMPANY: MBI FINANCIAL, INC.
By:
Name:
Its:

NOTICE OF EXERCISE TO: MBI FINANCIAL, INC.
     The undersigned hereby elects to purchase              shares of Common Stock (“Stock”) of MBI Financial, Inc., a Nevada corporation (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price pursuant to the terms of the Warrant.
     Attached as Exhibit “A” is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 12 of the Warrant.
     Please issue certificates representing the Shares of Stock purchased hereunder in the names and in the denominations indicated on Exhibit “A” attached hereto.
     Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.
Dated:

Name:

Title:

EXHIBIT A
To: MBI FINANCIAL, INC
     In connection with the purchase by the undersigned of ___shares of the Common Stock (the “Stock”) of MBI FINANCIAL, INC.., a Nevada corporation (the “Company”), upon exercise of that certain Common Stock Warrant dated as of the ___day of June, 2007, the undersigned hereby represents and warrants as follows:
     The shares of Stock to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock.
     The undersigned understands that the shares of Stock are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Act”), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.
     Without in any way limiting the representations set forth above, the undersigned agrees not to make any disposition of all or any portion of the Stock unless and until:
     There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or
     (i) The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested, the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. The Company will not require an opinion of counsel for sales made pursuant to Rule 144 except in unusual circumstances.
     The undersigned understands the instruments evidencing the Stock may bear the following legend:

     THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.
Dated:
Name:
Title: